EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Crystalix Group International, Inc. (the "Company") on Form 10-QSB for the quarter ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the date indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 14, 2004                 By:      /s/ JOHN S. WOODWARD
                                        ----------------------------------------
                                        John S. Woodward
                                        Chief Executive Officer

Dated:  May 14, 2004                 By:      /s/ OSWALDUS VAN DAM
                                        ----------------------------------------
                                        Oswaldus Van Dam
                                        Interim Chief Financial Officer